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                                                                 EXHIBIT 10.2



                           YARDVILLE NATIONAL BANCORP
                             1994 STOCK OPTION PLAN

1.        Purposes of Plan.


                  This 1994 Stock Option Plan (the "Plan") is designed to assist Yardville National Bancorp (the "Company") in attracting and retaining highly qualified persons as non-employee directors of the Board of Directors of the company and to provide such directors with incentives to contribute to the growth and development of the business of the Company.

                  This Plan will effected through the granting of stock options on the terms and conditions hereinafter provided, which options are not intended to qualify as "incentive stock options: within the meaning of section 422 of the Internal Revenue Code of 1986, as amended.

2.        Definitions.

                  Unless the context otherwise indicates the following terms have the following meanings:

                           "Board" - means the Board of Directors of the
                  Company.

                           "Code" - means the Internal Revenue Code of 1986, as
                  the same may from time to time be amended.

                           "Committee" - means the Committee referred to in
                  Section 4 hereof.

                           "Common Stock" - means the Common Stock,  no par
                  value, of the Company.

                           "Designated Beneficiary" - means the person
                  designated by an optionee to be entitled on his death to any remaining rights arising out of an option, such designation to be made in accordance with such regulations as the Committee may implement from time to time.

                           "Director" - means a non-employee member of the
                  Board.

                           "Fair Market Value" - means the fair market value of
                  Common Stock as determined by the Committee in a manner consistent with the Code and any regulations thereunder.

                           "Stock Option Agreement" - means a stock option
                  agreement entered into pursuant to the Plan substantially in the form of Exhibit A hereto.
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3.        Stock Subject to Plan.

                  The shares to be issued upon exercise of the options granted under the Plan shall be Common Stock. The maximum number of shares of Common Stock for which options may be granted under the Plan shall be 105,600 shares (subject to adjustment as provided in section 8 hereof). The Common Stock to be issued upon exercise of the options may be authorized but unissued shares or treasury shares, as determined from time to time by the Committee. If any option granted under the Plan expires or terminates for any reason whatsoever without having been exercised in full, the unpurchased shares of Common Stock previously subject to such option shall become available for new options.

4.        Administration.

          (a) The Plan shall be administered by a Stock Option Committee of not less than two directors who are not eligible for options under this Plan. The Board shall annually appoint the members of the Stock Option Committee at the annual meeting of the Board.

          (b) The Board shall fill all vacancies on the Committee and may remove any member of the Committee and may remove any member of the Committee at any time with or without cause. The Committee shall select its own chairman and shall adopt, after or repeal such rules and procedures as it may deem proper and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings. Action by a majority of the Committee members present at any meeting at which a quorum is present or action approved in writing by all members of the Committee without a meeting, shall constitute the acts of the Committee.

          (c) Subject to the provisions of the Plan, the Committee shall have the full and final authority to (I) determine the Directors to whom, and the times at which, options shall be granted and the number of shares subject to each option; (ii) prescribe, amend and rescind rules and regulations relating to the Plan; (iii) determine the provisions of options granted under the Plan (which need not be identical) and, with the consent of the holder thereof, amend or modify any option; (iv) interpret the Plan and the respective options; and (v) make all other determinations necessary or advisable for administering the Plan. All determinations and interpretations by the Committee shall be binding upon all parties. No member of the Committee or the Board shall be liable for any action or determination made in good faith in respect of the Plan or any option granted under it.

          (c) The provisions of this Section 4 shall survive any termination of the Plan.

5.        Eligibility for Award of Options.

          (a) Options may be granted only to members of the Board who are not employees of the Company (i.e. "Directors").

          (b)   More than one option may be granted to any eligible Director.

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6.        Option Price.

          (a) The purchase price of the Common Stock under each option shall be determined by the Committee. The purchase price shall be at least 100% of the fair market value of the Common Stock on the date of grant of the option.

          (b) It is anticipated that the purchase price of the Common Stock under the option will be 100% of the fair market value. The fair market value is expected to be the price most recently quoted by the market makers in the Common Stock. If there is no asked quotation, the fair market value is expected to be the bid quotation. If there is both a bid and asked quotation, the fair market value is expected to be the average of the bid and asked quotations. This paragraph shall not be binding upon the Committee. The Committee in its discretion may issue stock options with a purchase price in excess of the fair market value and may utilize a different measure of the fair market value than that set forth here.

7.        Terms and Exercise of Option.

          (a) Maximum 10-Year Termination Date. Each option shall expire no later than 10 years after the date on which it is granted, but the Committee in its discretion may prescribe a shorter period for any individual option or options. The date of termination pursuant to this paragraph is referred to hereinafter as the "termination date of the option."

          (b)   Vesting.

                (i) Options shall be exercisable at such times and in such installments, if any, as the Committee may determine. In the event any option is exercisable in installments, any shares which may be purchased during any year or other period which are not purchased during such year or other period may be purchased at any time or from time to time during any subsequent year or period during the term of the option unless otherwise provided in the Stock Option Agreement.

                (ii) While the Committee may set any vesting schedule which it wishes, it is the expectation of the Board in adopting this Plan that the options vest during a period of up to five years after the date of grant. For example, the Committee may provide that only 25% of the shares granted under the option may be purchased during the first year after the date of grant, an additional 25% of the shares may be purchased commencing two years after the date of grant, an additional 25% of the shares may be purchased at any time three years after the date of grant and 100% of the stock may be purchased only four years after the date of the grant.

                (iii) In connection with any proposed sale or conveyance of all or substantially all of the assets of the company or of any proposed consolidation or merger of the Company or of any proposed change in control of the Company or recently accomplished change in control of the Company, the Board in its discretion may accelerate the vesting schedule of any or all options and may immediately vest 100% of any or all options. In the event the Board determines to accelerate the vesting schedule, it shall notify each holder of an option whose vesting schedule has been accelerated.

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          (c)   Means of Exercise of Option. An option shall be exercised by written notice to the Secretary or Treasurer of the Company at its then principal office. The notice shall specify the number of shares as to which the option is being exercised and shall be accompanied by payment in full of the Common Stock already owned, with a fair market value (on the date of exercise) equal to the purchase price for such shares. An optionee at his discretion may, in lieu of cash payment, deliver Common Stock already owned, with a fair market value (on the date of exercise) equal to the purchase option. The fair market value of such Common Stock shall be determined by the Committee in accordance with Section 6(b) hereof. In the event an option is being exercised in whole or in part, pursuant to section 7(f) or
                (g) hereof by any person other than the optionee, a notice of election shall be accompanied by proof satisfactory to the Company of the rights of such person to exercise said option. An optionee shall not, by virtue of the granting of an option be entitled to any rights of a shareholder in the Company and he shall not be considered a record holder of shares purchased by him until the date on which he is recorded as the holder of such shares upon the stock records of the Company. The Company shall not be required to pay to the person exercising the option the cash equivalent of any fractional interest unless so determined by the Committee.

          (d) Options are Non-Transferable. No option may be transferred by the optionee (except in connection with death or disability as provided in sections 7(f) and (g)).

          (e) Options Lapse 3 Months After Termination of Employment. In the event an optionee ceases to be a Director at any time for any reason (excluding disability or death), his option and all rights thereunder shall be exercisable by him at any time within three months thereafter but only to the extent exercisable by him on the date of termination of his employment and in no event later than the termination date of the option.

          (f) Option Exercisable 12 Months After Termination in Event of Disability. In the event a Director is permanently and totally disabled (within the meaning of Section 105(d)(4), or any successor section, of the Code) his option and all rights thereunder shall be exercisable by him (or his legal representative) at any time within 12 months of his termination of employment, but in no event later than the termination date of the option.

          (g) Option Exercisable 12 Months After Date of Death. If an optionee dies while a Director, his option may be exercised by his Designated Beneficiary (or if none have been effectively designated, by his executor, administrator or the person to whom his rights under his option shall pass by his will or by the laws of descent and distribution) at any time within 12 months after the date of his death, but only to the extent exercisable by the optionee at his death and option may not be exercised later than the termination date of the option.

          (h) Options Must Be Evidenced by Writing. Each Option granted pursuant to the Plan shall be evidenced by a written Stock Option agreement, duly executed by the Company and the optionee, in such form and containing such provisions as the Committee or Board may from time to time authorize or approve.

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8.       Adjustments.

                  The Stock Option Agreement shall contain appropriate provisions for the adjustment of the kind and number of shares subject to each outstanding option in the event of any changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares, and the like. In the event of any such change or changes in the outstanding Common Stock, and as often as the same shall occur, the kind and aggregate number of shares available under the Plan shall be appropriately adjusted by the Committee or Board, whose determination shall be binding and conclusive.

9.       Amendment and Termination.

         (a) Except as otherwise hereinafter provided, no alteration, suspension or termination of the Plan may, without the consent of the Director to whom any option shall have theretofore been granted (or the person or persons entitled to exercise such option under section 7(f) or (g) of the Plan), terminate his option or adversely affect his rights thereunder.

         (b) Anything herein to the contrary notwithstanding, in the event that the Board at any time declares it advisable to do so in connection with any proposed sale or conveyance of all or substantially all of the assets of the Company or of any proposed consolidation or merger of the Company, the Company may give written notice to the holder of any option that his option may be exercised only within 30 days after the date of such notice but not thereafter, and all rights under said option which shall not have been so exercised shall terminate at the expiration of such 30 days, provided that the proposed sale, conveyance, consolidation or merger to which such notices shall relate is consummated within 6 months after the date of such notice. In the event such notice has been given, any such option may be exercised either in whole or in part notwithstanding the vesting period required under the terms of the option for the exercise thereof. If such proposed sale, conveyance, consolidation or merger is not consummated within the said time period, no unexercised rights under any option shall be affected by such notice except that such option may not be exercised between the date of expiration of such 30 days and the date of the expiration of such 6 months.

10.      Indemnification.

                  Any member of the Committee or the Board who is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that he is or was a member of the Committee or the Board insofar as relates to the Plan shall be indemnified by the Company, and the Company, may advance his related expenses, to the full extent permitted by law and/or the Bylaws of the Company.

11.      Effective Date of the Plan.

                  The Plan shall become effective on, and options may be granted thereunder after April 27, 1994.

12.      Expenses.

         The Company shall pay all fees and expenses incurred in connection with the establishment and administration of the Plan.

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13.       Government Regulations, Registration and Listing of Stock.

          (a) The Plan, and the grant and exercise of options thereunder, and the Company's obligation to sell and deliver stock under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

          (b) Unless a registration statement under the Securities Act of 1933 and the applicable rules and regulations thereunder (collectively the "Act") is then in effect with respect to shares issued upon exercise of any option (which registration shall not be required), the Company shall require that the offer and sale of such shares be exempt from the registration provisions of the said Act. In furtherance of such exemption, the Company may require, as a condition precedent to the exercise of any option, that the person exercising the option give to the Company a written representation and undertaking, satisfactory in form and substance to the Company, that his is acquiring the shares for his own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the company's satisfaction that the offer or sale of the shares issuable upon exercise of the option will not constitute or result in any breach or violation of the Act or any similar state act or statute or any rules or regulations thereunder. In the event a Registration Statement under the Act is not then in effect with respect to the shares of Common Stock issued upon exercise of an option, the Company shall place upon any stock certificate an appropriate legend referring to the restrictions on disposition under the Act.

          (c) In the event the class of shares issuable upon the exercise of any option is listed on any national securities exchange, the Company shall not be required to issue or deliver any certificate for shares upon the exercise of any option prior to the listing of the shares so issuable on such national securities exchange and prior to the registration of the same under the Securities Exchange Act of 1934 or any similar act or statute.















As Amended and Approved by The Yardville National Bancorp Board of Directors, February, 1998.

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